THE ALGER INSTITUTIONAL FUND
                                 CLASS I SHARES

  SUPPLEMENT DATED SEPTEMBER 25, 2003 TO THE PROSPECTUS DATED FEBRUARY 5, 2003

THE INFORMATION IN THE PARAGRAPH ON PAGE 10 OF THE FUND'S PROSPECTUS UNDER THE HEADING "PORTFOLIO MANAGERS" IS HEREBY AMENDED AS FOLLOWS:

         Mr. Chung has become President of the Manager, effective September 2003; he remains Chief Investment Officer.

         Kevin Collins, CFA, has been appointed co-manager of the Balanced Portfolio, along with Mr. Chung and Ms. Barbi, effective September 2003. Mr. Collins has been employed by the Manager as a Senior Vice President, portfolio manager and senior analyst since September 2003, prior to which period he was employed by the Manager as an analyst and later as a Vice President and senior analyst from 1996 until September 2003.

         Andrew Silverberg has been appointed assistant portfolio manager of the MidCap Growth Portfolio effective September 2003. Mr. Silverberg has been employed by the Manager as an analyst and later as an Assistant Vice President and analyst since October 2001, prior to which period he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from December 1998 until June 1999.